LIMITED LIABILITY COMPANY OPERATING AGREEMENT OF
                              UNZIPPED APPAREL LLC


     This Limited Liability Company Operating Agreement of Unzipped Apparel LLC (the "Agreement") is made as of October 7 , 1998, by and among Michael Caruso & Co., Inc., a California corporation ("Caruso"), Sweet Sportswear, LLC, a California limited liability company ("Sweet"), and Unzipped Apparel LLC (the "LLC"). Sweet and Caruso are collectively referred to as the "Members" and severally as a "Member."

     WHEREAS, the Members have formed a limited liability company pursuant to the Delaware Limited Liability Company Act; and

     WHEREAS, the parties hereto desire to establish their respective rights and obligations as Members of such limited liability company.

     NOW, THEREFORE, in consideration of the agreements and obligations set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Members and the LLC hereby agree as follows:

                                   ARTICLE 1.

                                 DEFINED TERMS

     Section 1.1 Definitions. Unless the context otherwise requires, the terms defined in this Article 1, for the purposes of this Agreement, have the meanings herein specified.

     "ADS" means Apparel Distribution Services, LLC, a California limited liability company.

     "Accountant" means the certified public accountant or firm of certified public accountants for the LLC as selected from time to time by the Management Committee, initially designated to be Ernst & Young LLP.

     "Act" means the Delaware Limited Liability Company Act.

     "Agreement" means this Limited Liability Company Operating Agreement, as amended, modified, supplemented or restated from time to time.

     "Apparel" means all apparel categories exploiting the various "Candie's" and "Bongo" trademarks, with the exception of (i) shoes, (ii) swimwear, (iii) intimate apparel, (iv) accessories, and (v) "Bongo" apparel under existing licenses with Jenna Lane, Inc. and M.Fine and Sons Manufacturing Company.

     "Azteca"  means  Azteca  Production   International,   Inc.,  a  California
corporation.

     "Bankruptcy" means the occurrence of any of the events specified below with respect to a Member: (i) an assignment for the benefit of creditors; (ii) the application for or consent to the appointment of a receiver, trustee, liquidator or custodian or the like of its property; (iii) the commencement of a voluntary case under federal bankruptcy laws, any state insolvency law or similar laws of any country; (iv) the adjudication as a bankrupt or insolvent; (v) the filing of an answer admitting the material allegations of a petition filed against it in any bankruptcy, reorganization or insolvency proceeding, or the taking of any action for the purpose of effecting any of the foregoing or its insolvency; or
(vi) the petition of bankruptcy filed against it which is not dismissed within 90 days of filing.

     "Base Year" means the fiscal year commencing February 1, 2002 and ending January 31, 2003.

     "Call Notice" has the meaning set forth in Section 4.5 hereof.

     "Call Period" has the meaning set forth in Section 4.5 hereof.

     "Candie's" means Candie's, Inc, a Delaware corporation and the sole stockholder of Caruso.

     "Capital Account" means, with respect to any Member, the account maintained for such Member in accordance with the provisions of Section 4.6 hereof.

     "Capital Call" has the meaning set forth in Section 4.5 hereof.

     "Capital Contribution" means, with respect to any Member, the aggregate amount of money and the fair market value of any property, tangible or intangible (other than money), contributed to the LLC pursuant to Article 4 hereof with respect to the Interest of such Member.

     "Cash Flow" means, for any period, such portion of the cash on hand or in bank accounts of the LLC, as the Management Committee determines is available for distribution to the Members, after reasonable provision has been made by such Management Committee for the current liabilities, obligations, and operating expenses of the LLC, and reasonable reserves have been established by the Management Committee for obligations, liabilities, improvements, operating expenses and contingencies of the LLC.

     "Cause" means (i) a Member's conviction for committing a felony under federal law or the law of the state in which such action occurred; (ii) the Bankruptcy of a Member; (iii) acts of theft, embezzlement or fraud committed by a Member in the course of fulfilling the Member's duties hereunder; or (iv) material breach by a Member of its obligations which is specified in reasonable detail in a written notice from the LLC to the Member and which the Member has not either remedied within 30 days after the receipt of such notice or, in the event the breach is not reasonably remediable within such 30 day period, commenced to remedy within 30 days after the receipt of such notice and continued to pursue such remedy diligently in good faith.

     "Certificate" means the Certificate of Formation and any and all amendments thereto and restatements thereof filed on behalf of the LLC with the office of the Secretary of State of the State of Delaware.

     "Code" means the Internal Revenue Code of 1986, as amended from time to time, the Treasury Regulations promulgated thereunder, or any corresponding provisions of any succeeding federal statute.

     "Covered Person" means any Member, Manager, any partners, employees, representatives or agents of any Member, Manager, and any employee, partner, representative or agent of the LLC.

     "EBITDA" shall have the meaning set forth in Section 12.2 hereof.

     "Failing Member" has the meaning set forth in Section 4.5 hereof.

     "Interest" means an interest in the LLC representing a Member's percentage share in the Profits, Losses, and distributions of Cash Flow of the LLC (as the same may be amended from time to time).

     "LLC" means Unzipped Apparel LLC, the limited liability company to be operated under and pursuant to the Act and this Agreement.

     "LLC Property" means property of the LLC, including without limitation, all real, personal, tangible or intangible property or any interests in such property.

     "Manager" means any one of the five (5) individuals serving on the Management Committee, initially as designated in Section 7.5 hereof or, as selected from time to time by the Members.

     "Management Committee" means the governing body of the LLC engaged in the general supervision and operation of the business and affairs of the LLC, consisting of five (5) Managers, as follows: two Managers as designated by Caruso, two Managers as designated by Sweet, and a fifth Manager as selected by the four Managers having been designated by Caruso and Sweet.

     "Member" means Sweet or Caruso and includes any Person admitted as a Member pursuant to the provisions of this Agreement, and "Members" means two (2) or more of such Persons when acting in their capacities as members of the LLC.

     "Member Loan" has the meaning set forth in Section 4.5 hereof.

     "Net Sales" means the gross sales of the LLC, minus returns, chargebacks and allowances as more particularly set forth in the financial statements prepared by the LLC in accordance with this Agreement.

     "Person"  means  any  individual,  corporation,   association,  partnership
(general or limited), joint venture, trust, estate, limited liability company, or other legal entity or organization.

     "Prime Rate" means the rate of interest then most recently announced by the Nationsbanc Commercial Corp. (or any successor thereto) as its prime or similar rate.

     "Profits" and "Losses" mean the profits and losses of the LLC as determined by the certified public accountants then engaged by the LLC, in accordance with the accounting method followed by the LLC for federal income tax purposes, including without limitation, each item of LLC income, gain, loss, deduction, tax preference and credit, all as such terms or words are used in the Code.

     "Purchase Price" has the meaning set forth in Section 12.2 hereof.

     "Term" shall have the meaning set forth in Section 2.4 hereof.

     "Transition  Period"  shall  have the  meaning  set forth in  Section  12.4 hereof.

     "Treasury Regulations" means the income tax regulations, including temporary regulations, promulgated under the Code, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).


                                   ARTICLE 2.

            OPERATION; NAME; ADDRESS; QUALIFICATIONS TO DO BUSINESS

     Section 2.1 Operation.


     2.1.1. The Members and the Management Committee shall operate the LLC as a limited liability company under the provisions of the Act and the rights, duties and liabilities of the Members shall be as provided under the Act, except as otherwise provided herein.

     2.1.2. The name and  mailing  address  of each  Member  shall be  listed on
          Schedule 2.1 attached hereto.  Each Member shall be required to update
          Schedule 2.1, as it pertains to such Member, from time to time, as necessary to reflect accurately the information therein. Any amendment or revision to Schedule 2.1 made in accordance with this Agreement to reflect an address change shall not be deemed an amendment to this Agreement.

     2.1.3. Upon the execution of this Agreement, those persons listed in the first paragraph of this Agreement as Members shall be admitted to the LLC as Members.

     Section 2.2 Name.

     The name of the LLC heretofore formed is "Unzipped Apparel LLC".


     Section 2.3 Principal Place of Business.

     The principal places of business of the LLC shall be at 2975 Westchester Avenue, Purchase, New York 10577 and 5804 Slauson Avenue, Commerce California 90040, or at such other place as the Management Committee shall from time to time determine.

     Section 2.4 Term.

     The term of the LLC commenced as of September 17, 1998 (the date on which the Certificate was filed with the Secretary of State of the State of Delaware), and shall continue until December 31, 2020, unless terminated sooner pursuant to the provisions hereof ("Term").

     Section 2.5 Qualification in Other Jurisdictions.

     The Members shall cause the LLC to be qualified or registered under assumed or fictitious name statutes or similar laws in California and New York, and in any other jurisdiction in which such qualification or registration is necessary or required to conduct the LLC's business. Any Manager or other authorized representative of the Management Committee shall execute, deliver and file any certificates (and any amendments and/or restatements thereof) necessary for the LLC to qualify to do business in a jurisdiction in which the LLC may wish to conduct business.

     Section 2.6 Partnership Status.

     Anything in this Agreement to the contrary notwithstanding, it is expressly intended that the entity formed hereby be treated as a partnership solely for Federal, state and local income tax purposes, as determined by the applicable provisions of the Code, the rules and regulations promulgated thereunder, and other laws pertaining thereto, and that in every respect all of the terms and provisions hereof shall at all times be so construed and interpreted as to give effect to this intent. In the event that the Internal Revenue Service of the United States (the "IRS") or any governmental authority having jurisdiction shall in any way or at any time determine that any provision of this Agreement adversely affects the qualification of this entity to be treated as a partnership for tax purposes, the Members shall use their best efforts to amend or supplement the terms and provisions of this Agreement to the extent necessary to comply with the rules, regulations and requirements of the IRS or any other governmental authority having jurisdiction, in order that the entity formed hereby be treated as a partnership for federal, state and local income tax purposes, be taxable as such, and the Members hereof be taxable as partners of a partnership; which modification or amendment shall be retroactively applied to the date of this Agreement. For no other purpose is the LLC to be treated as a partnership.

     Section 2.7 Service of Process.


     2.7.1. The Secretary of State of the State of Delaware is hereby designated as the LLC's agent for service of process.

     2.7.2. Corporation Service Company, 1013 Centre Road, Wilmington, Delaware 19805, or such other entity or person as designated by the Management Committee, is hereby designated as registered agent for service of process in Delaware upon whom the Secretary of State of the State of Delaware may deliver any service of process received by it.

                                   ARTICLE 3.

                         PURPOSE AND POWERS OF THE LLC

     Section 3.1 Purpose.

     The purposes for which the LLC was formed are to manufacture, distribute and market the Apparel and to engage in any other lawful act or activity.

     Section 3.2 Powers of the LLC.

     The LLC shall have the power and authority to take any and all actions necessary, appropriate, proper, advisable, incidental or convenient to or for the furtherance of the purposes set forth in Section 3.1 hereof.


                                   ARTICLE 4.

                        CAPITAL CONTRIBUTIONS, INTERESTS,
                              AND CAPITAL ACCOUNTS

     Section 4.1 Initial Capital Contributions to the LLC.


     4.1.1. Each of Caruso and Sweet shall make a Capital Contribution to the LLC of $500,000, in cash or immediately available funds, in exchange for which each shall receive a 50% equity interest in the LLC. The LLC shall reimburse Caruso, Candie's, Sweet, Aztec and/or ADS for any disbursements made by them in connection with the formation of the LLC or this Agreement prior to the commencement of the Term, upon presentation of appropriate documentation.

     4.1.2. Simultaneously with the execution of this Agreement, each of Caruso and Sweet, as the case may be, shall make, or cause to be made on its behalf, the following additional contributions to the capital of the
          LLC:

     (a) Caruso shall grant, and/or cause Candie's to grant, to the LLC royalty-free licenses, in substantially the forms of Exhibits A and B attached hereto and made a part hereof (collectively, the "License Agreements") to use and exploit the various "Candie's" and "Bongo" trademarks listed therein with respect to the Apparel.

     (b) The LLC shall enter into: (A) an exclusive agreement with Azteca, in substantially the form of Exhibit C attached hereto and made a part hereof, for the production by Azteca of the Apparel (the "Supply Agreement") and (B) an exclusive agreement with ADS, in substantially the form of Exhibit D attached hereto and made a part hereof (the "Distribution Agreement")

     Section 4.2 Use of Proceeds.

     The proceeds of the Capital Contributions shall be used for working capital and otherwise for the operation of the LLC's business.

     Section 4.3 Interests.

     Except for the interests of Caruso granted pursuant to the License Agreement, which interests shall be returned to Caruso (without cost or credit) in the event of a dissolution of the LLC, no Member shall have an interest in specific LLC Property. Except as set forth in this Agreement, no additional Interest or other ownership interest of any kind or nature in the LLC (including any interest convertible into an Interest) may be issued or transferred without the consent of the Management Committee.

     Section 4.4 Status of Capital Contributions.

     4.4.1. Except as otherwise provided in this Agreement, a Member's Capital Contributions may be returned, in whole or in part, at any time, only with the approval of the Management Committee.

     4.4.2. Notwithstanding the foregoing, no return of a Member's Capital Contribution shall be made hereunder if such distribution would violate applicable law.

     4.4.3. No Member shall receive any interest, salary or drawing with respect to its Capital Contribution or its Capital Account or for services rendered to or on behalf of the LLC or otherwise in its capacity as a Member or otherwise, except as otherwise specifically provided in this Agreement.

     4.4.4. Except as  otherwise  provided  by  applicable  law and  subject  to
          Section 4.5 hereof, the Members shall be liable only to make those Capital Contributions as set forth in Section 4.1 hereof. After such Capital Contributions have been fully made pursuant to Sections 4.1 and 4.5 (only to the extent determined necessary to secure financing) hereof, no Member shall be required to make any additional capital contributions at any time to the LLC.

     Section 4.5 Financing and Additional Capital.

     4.5.1. During the Term, each of Caruso and Sweet shall contribute up to an additional $500,000 in cash to the LLC (the "Additional Contribution"), at such time as the Management Committee deems necessary and advisable, in connection with securing an asset based line of credit for the LLC with a financial institution mutually satisfactory to the Members.

     4.5.2. In the event that the Management Committee determines that the Additional Contribution is required for a reason other than as a result of an event described in Section 4.5.1 hereof, it shall give notice (the "Call Notice") to each Member stating the aggregate amount of the additional capital required and each Member's share of the Additional Contribution based on its respective Interest (the "Capital Call"). Each Member shall within fifteen (15) days from the date of the Call Notice (the "Call Period") contribute to the LLC, in cash, its ratable share of the Capital Call.

     4.5.3. If a Member fails to contribute an amount equal to its ratable share of the Capital Call within the Call Period (the "Failing Member"), and if any other Member (the "Non-Failing Member") has made its entire required contribution, then each of the Non-Failing Members may, but need not, (a) withdraw from the LLC its most recent ratable contribution made pursuant to this Section 4.5, in which case the LLC shall promptly repay the amount of such withdrawn contribution to the Non-Failing Member, and/or (b) make a loan to the LLC (a "Member Loan") in an amount equal to (A) some or all of the contribution which the Failing Member failed to make pursuant to this Section 4.5 and/or
          (B) the contribution made by the Non-Failing Member, in which case the contribution theretofore made by the Non-Failing Member shall be deemed instead to be part of the funds advanced in connection with making such Member Loan. If made, a Member Loan shall bear interest at the rate of five (5) percentage points above the Prime Rate compounded annually with interest payable on the first day of each and every month following the making of the Member Loan.

     4.5.4. Until such time as the Member Loan is repaid in full, the Members shall not receive any distributions and the Non-Failing Member which made such member Loan shall have a lien on the Failing Member's Interest as collateral for such repayment.

     Section 4.6 Capital Accounts.

     4.6.1. An individual Capital Account shall be established and maintained for each Member. The original Capital Account established for any Member who acquires an Interest by virtue of an assignment in accordance with the terms of this Agreement shall be a pro rata part of the Capital Account of the assignor represented by such percentage of the Interest as is assigned to such assignee, and, for purposes of this Agreement, such Member shall be deemed to have made a proportionate amount of the Capital Contributions made by the assignor of such Interest (or made by any of such assignor's predecessors in interest).

     4.6.2. The Capital Account of each Member shall be maintained in accordance with the following provisions:

     (a) to such Member's Capital Account, there shall be credited the amount of any cash, and the fair market value of any other property contributed by such Member to the capital of the LLC, such Member's distributive share of Profits and the amount of any LLC liabilities that are expressly assumed by such Member or that are secured by any LLC Property distributed to such Member;

     (b) to such Member's Capital Account, there shall be debited, the amount of cash and the fair market value of any LLC Property distributed to such Member pursuant to any provision of this Agreement, such Member's distributive share of Losses and the amount of any liabilities of such Member that are assumed by the LLC or that are secured by any property contributed by such Member to the LLC;

     (c) from time to time as they deem appropriate, the Management Committee may make such modifications to the manner in which the Capital Accounts are computed to comply with Treasury Regulation Section 1.704-1(b) provided that such modification is not likely to have a material effect on the amounts distributable to any Member pursuant to this Agreement; and

     (d) the foregoing provisions and the other provisions of this Agreement relating to the maintenance of Capital Accounts are intended to comply with Treasury Regulation Section 1.704-1(b), and shall be interpreted and applied in a manner consistent with such Regulations.

     Section 4.7 Return of Capital Contributions.

     The Managers and Members shall not be personally liable for the return of the Capital Contributions of any Member, or any portion thereof, it being expressly understood that any such return shall be made solely from LLC Property, nor shall the Managers and Members be required to pay to the LLC or any Member any deficit in any Member's Capital Account upon dissolution or otherwise; provided, however, that any Member Loans made pursuant to Section 4.5 hereof shall be recourse obligations of the Failing Member upon dissolution of the LLC or otherwise.

     Section 4.8 Guarantees of Member Interests.

     4.8.1. In consideration of Caruso's entering into this Agreement and Candie's' executing the Candie's Guaranty (as defined in Section 4.8.2 below) and the fulfillment of their respective obligations hereunder and thereunder, Azteca hereby guarantees unconditionally, absolutely and irrevocably all of Sweet's obligations hereunder ("Azteca Guaranty"). The Azteca Guaranty shall be in the form of Exhibit E attached hereto and made a part hereof.

     4.8.2. In consideration of Sweet's entering into this Agreement and Azteca's executing the Azteca Guaranty, and the fulfillment by such parties of their respective obligations hereunder and thereunder, Candie's hereby guarantees unconditionally, absolutely and irrevocably all of Caruso's obligations hereunder ("Candie's Guaranty"). The Candie's Guaranty shall be in the form of Exhibit F attached hereto and made a part hereof.

                                   ARTICLE 5.

                         REPRESENTATIONS AND WARRANTIES

     Section 5.1 Representations and Warranties of Caruso.

     Caruso hereby represents and warrants to Sweet and to the LLC the following:

     (a) Corporate Organization and Good Standing. Caruso is a corporation duly organized, validly existing and in good standing under the laws of the State of California. Caruso has the corporate power to own its properties and to conduct its business as now conducted and has all requisite corporate power and authority to enter into this Agreement and the License Agreement and to perform its respective obligations hereunder and thereunder.

     (b) Authority. The execution and delivery by Caruso of this Agreement and the License Agreement and the performance of the transactions contemplated hereby and thereby have been duly authorized by the Board of Directors of Caruso, and no further corporate action is necessary to authorize the execution and delivery of this Agreement and the License Agreement and the performance of such transactions. This
          Agreement and the License Agreement have been duly executed and delivered by Caruso and they constitute the valid and binding agreements of Caruso enforceable in accordance with their respective terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

     (c) No Conflict. Neither the execution and delivery of this Agreement or the License Agreement nor the performance by Caruso of the transactions contemplated hereby or thereby will (i) violate or conflict with any of the provisions of the Articles of Incorporation or By-Laws of Caruso, (ii) with or without the giving of notice or the lapse of time or both, violate or constitute a default under any mortgage, indenture, deed of trust, lease, contract, agreement, license or other instrument or any provision of law, order, judgment or ruling of any governmental authority to which it is a party or by which its property is bound or (iii) result in the creation of any mortgage, pledge, lien, charge or encumbrance upon any of its assets or the loss of any license or other contractual right with respect thereto.

     (d) No Defaults. Caruso is not in violation of or in default under any law or regulation, or any order of any court or federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality or arbitrative tribunal, wherever located, and there are no judgments or decrees or orders entered in any suit or proceeding brought by any governmental agency or any other party enjoining it and there are no claims, actions, suits or proceedings pending or threatened against or affecting it, at law or in equity or otherwise or before or by any federal, state, foreign, municipal or other governmental department, commission, board, bureau, agency, instrumentality or arbitrative tribunal wherever located.

     (e) Approvals. Other than in connection with Caruso's credit facility, the consummation of the transactions contemplated by this Agreement and the License Agreement do not require the consent, approval or authorization of any governmental or regulatory authority or any other person under any permit, license, agreement, indenture or other instrument to which Caruso is a party or which any of its properties is subject, and no declaration, filing or registration with any governmental or regulatory authority is required in connection with such transactions.

     (f) Litigation. Except as set forth on Schedule 5.1(f), there is no action, suit, proceeding or investigation pending or threatened against Caruso, at law or in equity or otherwise or by or before any federal, state, foreign, municipal or other governmental department, commission, board, bureau, agency, instrumentality or arbitrative tribunal wherever located.

     (g) Permits and Licenses. Caruso has not engaged in any activity which would cause revocation or suspension of any permit or license which could have a material adverse effect on its business;

     (h) Contracts and Agreements. Caruso has complied with all material commitments and obligations that it has under any contracts and agreements and is not in default thereunder; and

     (i) Intellectual Property. Except as set forth on Schedule 5.1(i), Caruso owns or has the worldwide right to use all of the intellectual property which is subject to the License Agreement, free and clear of any liens or encumbrances.

     Section 5.2 Representations and Warranties of Sweet.

     Sweet hereby represents and warrants to Caruso and to the LLC the following:

     (a) Corporate Organization and Good Standing. Sweet is a limited liability company duly organized, validly existing and in good standing under the laws of the State of California. Sweet has the corporate power to own its properties and to conduct its business as now conducted and has all requisite corporate power and authority to enter into this Agreement and to perform its obligations hereunder.

     (b) Authority. The execution and delivery by Sweet of this Agreement and the performance of the transactions contemplated hereby have been duly authorized by its Board of Directors and no further corporate action is necessary to authorize the execution and delivery of this Agreement and the performance of such transactions. This Agreement has been duly executed and delivered by Sweet and it constitutes the valid and binding agreement of Sweet enforceable in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

     (c) No Conflict. Neither the execution and delivery of this Agreement nor the performance by Sweet of the transactions contemplated hereby will
          (i) violate or conflict with any of the provisions of Sweet's Articles of Organization or Operating Agreement, (ii) with or without the giving of notice or the lapse of time or both, violate or constitute a default under any mortgage, indenture, deed of trust, lease, contract, agreement, license or other instrument or any provision of law, order, judgment or ruling of any governmental authority to which Sweet is a party or by which its property is bound or (iii) result in the creation of any mortgage, pledge, lien, charge or encumbrance upon any of Sweet's assets or the loss of any license or other contractual right with respect thereto.

     (d) No Defaults. Sweet is not in violation of or in default under any law or regulation, or any order of any court or federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality or arbitrative tribunal, wherever located, and there are no judgments or decrees or orders entered in any suit or proceeding brought by any governmental agency or any other party enjoining Sweet and there are no claims, actions, suits or proceedings pending or threatened against or affecting Sweet, at law or in equity or otherwise or before or by any federal, state, foreign, municipal or other governmental department, commission, board, bureau, agency, instrumentality or arbitrative tribunal wherever located.

     (e) Approvals. The consummation of the transactions contemplated by this Agreement shall not require the consent, approval or authorization of any governmental or regulatory authority or any other person under any permit, license, agreement, indenture or other instrument to which Sweet is a party or which any of Sweet's properties is subject, and no declaration, filing or registration with any governmental or regulatory authority is required in connection with such transactions.

     (f) Litigation. There is no action, suit, proceeding or investigation pending or threatened against Sweet, at law or in equity or otherwise or by or before any federal, state, foreign, municipal or other governmental department, commission, board, bureau, agency, instrumentality or arbitrative tribunal wherever located.

     (g) Permits and Licenses. Sweet has not engaged in any activity which would cause revocation or suspension of any permit or license which could have a material adverse effect on Sweet's business.

     (h) Contracts and Agreements. Sweet has complied with all material commitments and obligations that Sweet has under any contracts and agreements and is not in default thereunder.

                                   ARTICLE 6.

                          ALLOCATIONS AND DISTRIBUTIONS

     Section 6.1 Allocations of Profits, Losses and Cash Flow.

     The Profits and Losses shall be allocated for each fiscal year to the Members in accordance with their Interests as set forth on Schedule 6.1.

     Section 6.2 Time of Allocation.

     All allocations of Profits and Losses made pursuant to Section 6.1 shall be made as of the last day of each fiscal year of the LLC; provided, however, that if during any fiscal year of the LLC or any portion thereof there is for any reason a change in any Member's Interest in the LLC, the Profits and Losses for such year shall be allocated among the Members based upon the number of days during such period that such Member was registered as the owner of such interest or in such other manner as the Management Committee deems appropriate in accordance with the requirements of the Code and of Treasury Regulations issued pursuant thereto.

     Section 6.3 Distributions of Cash Flow (if there is then no balance outstanding on a Member Loan) shall be made in the following order:

     6.3.1. First, to the extent of Cash Flow, distributions shall be made to enable the Members to make timely quarterly payments of estimated tax and payments of the balance of federal, state and local income taxes, as the case may be, on or before the original due date of the individual income tax returns, on the passed-through income of each fiscal year, based on the aggregate of the highest marginal individual federal, state and local income tax rates, as the case may be, applicable to such fiscal year, provided that all such distributions shall be in accordance with their respective allocations made theretofore pursuant to Section 6.1 hereof.

     6.3.2. Second, to the extent of Cash Flow after distributions are made pursuant to paragraph 6.3.1 hereof to the Members, in accordance with their respective allocations made theretofore pursuant to Section 6.1 hereof.

     Section 6.4 Limitations on Distributions.

     Anything contained herein to the contrary notwithstanding, the LLC shall not make a distribution to any Member on account of its Interest if such distribution would violate the Act or other applicable law or any restrictions in any of the LLC's loan agreements.

     Section 6.5 Amounts Withheld.

     All amounts of federal, state and local income taxes, personal property taxes, unincorporated business taxes or other taxes withheld from, or required to be paid with respect to, any distribution or amount distributable to a Member, because of that Member's status or otherwise, shall be treated as amounts distributed to such Member for all purposes under this Agreement.

     Section 6.6 Tax Allocations: Section 704(c) of the Code.


     6.6.1. The income, gains, losses, deductions and expenses of the LLC shall be allocated, for federal, state and local income tax purposes, among the Members in accordance with the allocation of such income, gains, losses, deductions and expenses among the Members for computing their Capital Accounts, except that if any such allocation is not permitted by the Code or other applicable law, the LLC's subsequent income, gains, losses, deductions and expenses shall be allocated among the Members so as to reflect as nearly as possible the allocation set forth herein in computing their Capital Accounts.

     6.6.2. In accordance with Section 704(c) of the Code and the Treasury Regulations thereunder, income, gain, loss, deduction and expense with respect to any property contributed to the capital of the LLC shall, solely for income tax purposes, be allocated among the Members so as to take account of any variation between the adjusted basis of such property to the LLC for federal income tax purposes and its fair market value at the time of contribution.

     6.6.3. Any elections or other decisions relating to such allocations shall be made by the Management Committee in any manner that reasonably reflects the purpose and intent of this Agreement.

     6.6.4. The Management Committee may elect to adjust the basis of LLC Property for federal income tax purposes in accordance with Section 754 of the Code, in the event of a distribution of LLC Property as described in Section 734 of the Code or a transfer of an Interest described in Section 743 of the Code. In the event that any Member requests to make any such election, the Management Committee may require the Member so benefitted thereby to pay the additional annual accounting costs incurred as a result of making such election.


                                   ARTICLE 7.

                                   MANAGEMENT

     Section 7.1 Designation of Management Committee.

     The management of the LLC shall be vested in the Management Committee. Except as otherwise expressly set forth in this Agreement, the presence of a majority of the Managers shall be necessary and sufficient to constitute a quorum for the transaction of business by the Management Committee, and, except as otherwise provided by this Agreement, if a quorum shall exist, the act of a majority of the Managers present shall constitute the authorized action of the Management Committee. Each Manager shall hold office until his resignation or removal as set forth in Section 7.6 hereof.

Section 7.2 Authority of the Management Committee.

     The general supervision and operation of the business and affairs of the LLC shall be directed by the Management Committee. The Management Committee shall delegate such responsibilities to Caruso or Sweet with respect to the operation of the business affairs of the LLC as set forth on Exhibit G attached hereto and made a part hereof. Subject to the duties and responsibilities set forth on Exhibit G and subject to the provisions of each of the License Agreement, the Supply Agreement and the Distribution Agreement, respectively. The Management Committee may authorize one or more of the Managers and/or officers to execute documents on behalf of the LLC.

     Sweet shall manage the financial recordkeeping and accounting affairs of the LLC and submit monthly reports to the Management Committee and the other Member which reports shall be subject to audit and verification.

     Anything contained herein to the contrary notwithstanding, consent of all of the Managers of the Management Committee shall be required to implement or consummate the following actions:

     (i) preparation and adoption of the budget of the LLC, which shall be evidenced by a three year business plan to be mutually agreed to by the Members within thirty (30) days of the date of execution of this Agreement (the "Plan"), which Plan shall be annexed hereto as Exhibit H and made a part hereof. Such Plan shall be used as a blueprint for the LLC's business goals, but it shall not be used to measure the performance by either Member.

     (ii) except as otherwise provided for in the Plan, the entering into any agreement, contract, or commitment involving a commitment on the part of the LLC in excess of $100,000, or the purchase and/or leasing of capital equipment by the LLC with a purchase price or discounted value of lease payments in excess of $100,000;

     (iii) any LLC loans in excess of $100,000;

     (iv) the grant of bonuses and changes in compensation of individuals earning $100,000 or more per year;

     (v) the hiring and firing of individuals with annual compensation of $100,000 or more per year (including the negotiation and execution of employment agreements);

     (vi) the funding of any profit-sharing plan contributions and selection of investment advisors for any such plan;

     (vii)the selection, adoption, modification or termination of employee benefit plans, including medical, dental, disability, life and plan administrators for any such plan;

     (viii) the admission of new Members;

     (ix) the guaranty by the LLC of any obligations of a third party;

     (x)  except as set forth herein, the retention of any professionals;

     (xi) the opening of any LLC bank accounts;

     (xii) transactions with affiliates of the LLC;

     (xiii) the merger and/or other business combinations of the LLC; and

     (xiv) the dissolution of the LLC.

     The Chairman and Vice-Chairman of the LLC (as designated in Section 7.5 hereof or their successors) shall preside at all meetings of the Members and the Management Committee. Any Manager may execute, on behalf of the LLC, such contracts, filings or other instruments which have been appropriately authorized herein to be executed by such Manager unless the Management Committee specifically authorizes another Manager, officer or other representative of the Management Committee to sign. Any checks (other than for payroll) or other evidences of indebtedness of the LLC (a) in the amount of $10,000 or more or (b) which are made to affiliates of the LLC, shall require the signature of a representative of each of the Members. The Management Committee shall have the power to retain consultants, managing agents, attorneys, accountants or other persons on behalf of the LLC as it shall deem necessary or desirable, including Members and persons who may be affiliated or associated with, or otherwise related to, a Member or the Managers.

     Section 7.3 Time Commitment of Managers.

     Subject to Section 13.1 hereof, each of the Managers may engage in other business activities, but shall be obliged to devote such time to the LLC's business as is appropriate and customary.

Section 7.4 Resignation in Certain Events.

     Each Member shall cause its designee(s) to terminate any employment as Manager or otherwise with the LLC (or subsidiary thereof, if any) in the event and at the time that such Member transfers title to all the Interest owned by such Member, except as otherwise agreed to by the Management Committee at the time of such transfer, without the participation by such transferor Member's designees in such vote.

Section 7.5 Initial Managers and Officers of the LLC.

     Each of the following named individuals shall initially be a Manager and hold the office set forth opposite his respective name until his resignation or removal by the Member which designated such Manager:

Name                       Title                              Designated by:
----                       -----                              --------------

Neil Cole                  Chairman and Manager               Caruso
Hubert Guez                Vice-Chairman and Manager Sweet
Dov Haddad                 President and Manager              Sweet
Lawrence O'Shaughnessy     Chief Financial Officer            Caruso
                           and Manager
[To be Named]              Manager                            [4 Managers]

     The four (4) Managers named above shall use their best efforts to designate and elect a fifth (5th) Manager within thirty (30) days from the date of execution of this Agreement. Each of the officers shall have the duties, responsibilities, and authority as determined by the Management Committee. Any vacancy in any of the foregoing positions shall be filled by designation of the Member which appointed the initial Manager or officer, as the case may be.

                                   ARTICLE 8.

                     MEMBERS' VOTING REQUIREMENTS AND RIGHTS

     Except as otherwise expressly set forth herein or in the Act, when the Members' consent to an action is required to authorize an action, the consent of the holders of at least a majority of the Interests shall be required to constitute the authorized action of the LLC.

                                   ARTICLE 9.

                      DISPOSITION OR TRANSFER OF INTERESTS

     Section 1.1 Except as otherwise provided herein, no Member, either directly or indirectly, shall sell, assign, mortgage, hypothecate, transfer, pledge, create a security interest in or lien upon, encumber, give, place in trust, or otherwise voluntarily or involuntarily dispose of any Interests (or interest therein) now owned or hereafter acquired by said Member, without the prior written consent of the other Member, which consent may be withheld for any reason or for no reason. Any such attempted assignment without such consent shall be null and void.

     Section 1.2 No transferee of an Interest shall be admitted as a substitute Member without the written consent of the other Member(s).

     Section 1.3 No assignee of a Member's Interest shall be admitted as a substituted Member and no additional person shall be admitted as a Member unless and until such substituted or additional Member signs this Agreement.

                                  ARTICLE 10.

                            LEGAL AND ACCOUNTING FEES

     Each of the Members shall bear its own legal fees and accounting fees in connection with the preparation and execution of the License Agreement, the Supply Agreement and the Distribution Agreement, as the case may be.

                                  ARTICLE 11.

                          AFTER-ACQUIRED INTERESTS AND
                        ISSUANCE OF ADDITIONAL INTERESTS

     Section 11.1 After-Acquired Interests. All of the provisions of this Agreement shall apply also to any and all Interests which may be issued or transferred to or acquired hereafter by a Member and/or to its transferees in consequence of any additional issuance, purchase or other disposition of Interests, or any form of recapitalization, or consolidation, or merger, or otherwise.

     Section 11.2 Issuance of Additional Interests. If any Person receives an additional equity interest in the LLC, the Members shall share, pro rata, in any dilution resulting from the issuance of such Interest.

                                  ARTICLE 12.

                       PURCHASE AND SALE OF SWEET INTEREST

     Section 12.1 Mandatory Purchase and Sale of Sweet Interest. On January 31, 2003, Candie's Inc. shall become obligated to purchase Sweet's Interest and Sweet shall become obligated to sell its Interest to Candie's pursuant to the terms and conditions set forth in Sections 12.2 and 12.3 hereof. Candie's, in its sole discretion, shall have the right to pay the Purchase Price (as defined in Section 12.2 hereof) for Sweet's Interest in cash or shares of its common stock. In the event that Candie's elects to pay the Purchase Price in Candie's common stock, the following conditions shall apply; (a) the per-share value (the "Stock Price") shall be the average closing sales price of Candie's common stock, as reported by the Nasdaq Stock Market (or the principal market on which its shares are then traded), during the period commencing December 15, 2002, and ending March 15, 2003 (the "Valuation Period"); (b) the shares shall be registered and free of any restrictions except as to voting rights; and (c) Sweet shall have the right to designate one member of the Candie's Board of Directors for a twenty-four (24) month term following the closing of the purchase, but for only so long as Sweet owns all of such shares.

     Section  12.2  Purchase  Price of Sweet  Interest.  The  Purchase  Price of
Sweet's  Interest  will be 50% of 7.5  times  EBITDA.  "EBITDA"  shall  mean the profits (earnings) of the LLC before interest, taxes, depreciation and amortization (excluding amortization for leasehold improvements, store fixtures and purchases under paragraph 7.2(ii) hereof) for the Base Year (the "Purchase Price").

     Section 12.3 Closing and Payment. The closing of the purchase and sale of Sweet's Interest and the payment by Candie's for Sweet's Interest pursuant to the provisions of this Article 12 shall be as follows:

     12.3.1. In the event that Candie's elects to purchase Sweet's Interest for cash, the closing shall take place no later than February 15, 2003, at which time Candie's shall deliver to Sweet the Purchase Price in immediately available funds (the "Cash Closing");

     12.3.2. In the event Candie's elects to purchase Sweet's Interest in exchange for shares of its common stock, the closing shall take place no later than April 5, 2003, at which time, Candie's shall deliver that number of shares of its common stock, registered in the name of Sweet, which is equal to the quotient of the Purchase Price divided by the Stock Price (the "Stock Closing").

     12.3.3. The Cash Closing or the Stock Closing shall take place at 10:00 A.M. local time at the offices of Tenzer Greenblatt LLP, or at such other time and place as the parties hereto agree.

     Section 12.4 Transition Period. For the six (6) month period immediately following the closing of Candie's purchase of Sweet's Interest in the LLC (the "Transition Period"), all of the terms contained in the Supply Agreement and the Distribution Agreement shall remain in full force and effect.

                                  ARTICLE 13.

                                CERTAIN COVENANTS

     Section 13.1 Confidentiality. Each of the Members, and Azteca and Candie's acknowledges that it will acquire confidential information with respect to the LLC and the other parties hereto and any successors or affiliates thereof and the businesses they each conduct. In connection therewith, each of the parties hereto covenants that it and its officers, directors and agents shall refrain from disclosing at any time any such confidential information, other than in connection with the performance of its duties or pursuant to this Agreement, the Azteca Guaranty, the Candie's Guaranty, the License Agreement, the Supply Agreement and the Distribution Agreement. Each of the parties hereto recognizes that its relationship with the other parties hereto and the LLC and any successors or affiliates thereof is one of high trust and confidence by reason of its access to and contact with the trade secrets and other confidential information of the other parties hereto and the LLC and any successors or affiliates thereof, including, without limitation, technical, financial and commercial matters, and also with respect to such secrets and information of the other parties' or the LLC's and its successors' and affiliates' clients, suppliers and other parties to whom the other parties hereto or the LLC and any successors or affiliates thereof may owe an obligation of confidence.

     Accordingly, each of the parties hereto and its employees, officers, directors, representatives and agents shall not, without the prior written consent of the other parties hereto and the LLC (which consent may be withheld for any or no reason), divulge or make accessible to any third person, or use for its or his own benefit or for any purpose, other than the exclusive benefit of the LLC or any successor or affiliate thereof, any confidential information concerning its business and affairs obtained by it and its officers, directors and agents, including, but not limited to, information relating to the other parties' or the LLC's and its successors' and affiliates' inventions, improvements, products, trade secrets, services, finances, business or other operations or activities, and to its relationships with actual or potential clients and suppliers and the needs and requirements of any such actual or potential clients and suppliers; it being the intent of this Section 13.1 that its employees, and its officers, directors, representatives and agents shall not so divulge or use any such information which is unpublished or not readily available to the general public. However, nothing contained in this Section 13.1 shall restrict it and its employees', officers', directors', representatives' and agents' ability to make such disclosures as may be necessary or appropriate to the effective and efficient discharge of its duties to, or for the benefit of, the LLC or any successor or affiliate thereof.

     For the purpose of this Section 13.1, the provisions of this Agreement (as the same may be amended or supplemented from time to time) are hereby deemed to be confidential information concerning the LLC's and its successors' and affiliates' business and affairs, the disclosure of which by any of the parties hereto to any person (other than its legal counsel) would do irreparable harm to the LLC and its successors and affiliates. If the Management Committee determines that any party hereto has disclosed information concerning this Agreement in violation of the provisions of this Agreement, the Management Committee, by notice to such party, may terminate forthwith any right of such party, as the case may be, to receive any compensation or other amounts otherwise due hereunder.

     Section 13.2 Delivery of Confidential Information. At any time upon request of the Management Committee, any party shall promptly deliver to the LLC all tangible evidence of such confidential information, including, without limitation, all notes, memoranda, records, files and other documents which relate to the business of the LLC.

     Section 13.3 No Hiring.

     Whether  pursuant to an agreement or  otherwise,  and for a period of three
(3) years thereafter, no party hereto shall:

     (i) directly or indirectly, solicit, entice or induce any employee of the LLC or of the other parties hereto or any successors or affiliates thereof or any independent contractor regularly doing business with the LLC or the other parties hereto or any successors or affiliates thereof, to be employed by it, or to enter into an independent contractor relationship with any such person; or

     (ii) actually hire any such employee or engage any such independent contractor; or

     (iii)authorize or approve the taking of such actions by other persons on behalf of any person, or assist any such person, in taking such action;

     (iv) engage in any gossip, defamation, or deviation from professional standards or government regulations in connection with their respective work for the LLC or the other parties hereto or any successors or affiliates thereof.

     Section 13.4 Other Remedies.

     The services rendered and to be rendered to the LLC or any successor or affiliate thereof by each party hereto during the Term by the LLC and any successor or affiliate thereof are of a special, unique and extraordinary character and are of such nature that it would be very difficult or impossible to replace such services; irreparable injury would be sustained by the LLC or any successor or affiliate thereof in the event of a violation by any Member of any of the provisions of this Article 13; and monetary damages would not be an adequate remedy for any such violation. Accordingly, each party hereto consents and agrees that if it violates any of the provisions of this Article 13, in addition to any other right or remedy available to it, the LLC and any successor or affiliate thereof shall be entitled to an injunction to be issued by any court of competent jurisdiction, without bond, restraining such party, as the case may be, from committing or continuing any violation of this Article 13.

     The existence of any claims which any party hereto, may have against the LLC or any other party hereto or any successors or affiliates thereof, whether under this Agreement or otherwise, shall not be a defense to the enforcement by the LLC or such party hereto and any successors or affiliates thereof of any of its rights under this Article 13.

     It is the intent of the parties hereto that the covenants contained in this
Article 13 shall be enforced to the fullest extent permissible under the laws and public policies of each jurisdiction in which enforcement is sought (each party hereby acknowledging that such restrictions are reasonably necessary for the protection of the LLC and any successor or affiliate thereof). Accordingly, it is hereby agreed that if any of the provisions of this Article 13 shall be adjudicated to be invalid or unenforceable for any reason whatsoever, such provision shall be (only with respect to the operation thereof in the particular jurisdiction in which such adjudication is made) construed by such court by limiting or reducing such provision so as to be enforceable to the extent permissible (and any such court is hereby expressly authorized to fix and determine such limits or reduction), without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

     The covenants of any party hereto contained in this Article 13 shall be in addition to, and not in lieu of, any obligations which any party may have with respect to the subject matter hereof, whether by contract, as a matter of law or otherwise, and in the event of any conflict between the provisions of this
Article 13 and any such other obligations, those that provide the parties hereto, the LLC and its successors and affiliates thereof with the broadest and most effective protection shall apply.

                                  ARTICLE 14.

                              SPECIFIC PERFORMANCE

     Inasmuch as the Interests are closely held and the market therefor is limited, irreparable damage would result if this Agreement is not specifically enforced. Therefore, the rights and obligations to offer for sale and to purchase any of the Interests shall be enforceable in a court of equity by a decree of specific performance, and appropriate injunctive relief may be applied for and granted in connection therewith. Such remedies shall, however, be cumulative and not exclusive and shall be in addition to any other remedies which any party may have under this Agreement or otherwise.

                                  ARTICLE 15.

          BOOKS AND RECORDS; FISCAL YEAR; ACCOUNTING; BANKING; REPORTS

     Section 15.1 Books, Records and Financial Statements. At all times during the continuance of the LLC, the LLC shall maintain, at its offices in Commerce, California, separate books of account for the LLC that shall show a true and accurate record of all costs and expenses incurred, all charges made, all credits made and received and all income derived in connection with the operation of the LLC's business. Such books of account shall be open to inspection and examination during regular business hours by each Member and its duly authorized representative for any purpose. Any such inspection and examination shall be conducted in a manner that does not unreasonably interfere with the other business activities being conducted at the offices of the LLC.

Section 15.2       Fiscal Year.

     The fiscal year of the LLC shall commence February 1 and terminate on January 31 of the following calendar year.

     Section 15.3 Accounting; Accounting Method. For tax reporting purposes and for purposes of determining Profits and Losses, the books and records of the LLC shall be kept on the accrual method of accounting in accordance with generally accepted accounting principles consistently applied. The books of account and records of the LLC shall be prepared by the LLC and audited by Accountant.

     Section 15.4 Management Reports. As soon as practicable, after the end of each fiscal quarter (except for the fourth quarter), but not later than thirty
(30) days after the end of each such fiscal quarter, the LLC shall cause to be prepared and shall provide to the Management Committee and each of the Members quarterly statements, including statements of Profits and Losses, Cash Flow and balance sheets.

     Section  15.5  Financial  Statements  and  Tax  Information.   As  soon  as
practicable after the end of each fiscal year, but not later than sixty (60) days after such end:

     (a) The financial statements of the LLC shall be prepared by the LLC and audited by the Accountant, and such financial statements shall be accompanied by a report of the Accountant, containing its opinion that such financial statements have been prepared in accordance with generally accepted accounting principles consistently applied. The cost of preparation of such statements shall be an expense of the LLC. A copy of the financial statements and the report of the Accountant shall be furnished to each Member within ten (10) business days after their receipt by the Management Committee.

     (b) The information necessary for the preparation by each Member of its federal, state and other income tax returns shall be prepared by the Accountant and delivered by the Management Committee to each Member.

     Section 16.6 Banking. The Management Committee, at any time and from time to time on behalf of the LLC, may open such bank accounts, make such deposits therein and acquire for investment such certificates of deposit, United States Treasury Bills, commercial paper and other short-term debt obligations as they shall jointly determine. All uninvested funds of the LLC shall be deposited in a bank account of the LLC. All funds so credited to the LLC in any such account shall be subject to withdrawal by checks made in the name of the LLC and signed as provided in this Agreement.

                                  ARTICLE 16.

                                   TAX MATTERS

     Sweet is hereby designated as the "Tax Matters Partner" (as such term is defined in the Code and the Treasury Regulations promulgated thereunder) for purposes of federal and state income tax matters. In the event of Sweet's failure to act as Tax Matters Partner, Caruso without any further action, shall become the Tax Matters Partner. The Tax Matters Partner shall cause the preparation and timely filing of all tax returns required to be filed by the LLC pursuant to the Code and all other tax returns deemed by it to be necessary and required in each jurisdiction in which the LLC does business.

                                  ARTICLE 17.

                   LIABILITY, EXCULPATION AND INDEMNIFICATION

Section 17.6       Liability of Members.


     17.6.1. Except as otherwise provided by the Act, the debts, obligations and liabilities of the LLC, whether arising in contract, tort or otherwise, shall be the debts, obligations and liabilities solely of the LLC, and no Covered Person shall be obligated personally for any such debt, obligation, or liability of the LLC solely by reason of being a Covered Person.

     17.6.2. Except as otherwise expressly required by law, a Member, in its capacity as such, shall have no liability in excess of (a) the amount of its Capital Contribution, (b) its share of any assets and undistributed Profits of the LLC, (c) its obligation to make other payments expressly provided for in this Agreement, if any, and (d) the amount of any distributions wrongfully made to it.

     Section 17.7 Liability of Managers. The Managers shall not be liable, in damages or otherwise, to the LLC or any Member for any act or failure to act by the Managers which act was within the scope of the authority conferred on the Managers by this Agreement, unless such act or omission constituted fraud or willful misconduct. The Managers shall be indemnified by the LLC against liability for any claim, demand, tax penalty, loss, damage, liability or expense (including, without limitation, amounts paid in settlement, reasonable costs of investigation and reasonable legal fees and expenses) resulting from any threatened, pending or completed action, suit or proceeding naming as a defendant any Manager by reason of acts or omissions by him within the scope of his authority as set forth in this Agreement, provided his actions did not constitute fraud or willful misconduct.

     Section 17.8 Exculpation.


     17.8.1. No Covered Person shall be liable to the LLC or any other Covered Person for any loss, damage or claim incurred by reason of any act or omission performed or omitted by such Covered Person on behalf of the LLC and in a manner reasonably within the scope of authority conferred on such Covered Person by this Agreement or otherwise, except that a Covered Person shall be liable for any such loss, damage or claim incurred by reason of such Covered Person's fraud or willful misconduct.

     17.8.2. A Covered Person shall be fully protected in relying in good faith upon the records maintained by the LLC and upon such information, opinions, reports or statements presented to the LLC by any Person as to matters reasonably within such other Person's professional or expert competence, including information, opinions, reports or statements as to the value and amount of the assets, liabilities, Profits, Losses or distributions or any other facts pertinent to the existence and amount of assets from which distributions to Members might properly be paid.

     Section 17.9 Fiduciary Duty.


     17.9.1. To the extent that, at law or in equity, a Covered Person has duties (including fiduciary duties) and liabilities relating thereto to the LLC or to any other Covered Person, a Covered Person acting under this Agreement shall not be liable to the LLC or to any other Covered Person for its good faith reliance on the provisions of this Agreement.

     17.9.2. Unless otherwise expressly provided herein, whenever a conflict of interest exists or arises between Covered Persons, the Covered Person shall resolve such conflict of interest in good faith, considering in each case (a) the relative interests of each party (including its own interests) in such conflict, agreement, transaction or situation, (b) the benefits and burdens relating to such interests, (c) any customary or accepted industry practices, (d) any applicable generally accepted accounting practices or principles, and (e) in the case of any transaction, the terms of similar transactions among unrelated third parties. In the absence of bad faith by the Covered Person, the resolution, action or terms so made, taken or provided by the Covered Person shall not constitute a breach of this Agreement or any other agreement contemplated herein or of any duty or obligation of the Covered Person at law or in equity or otherwise.

     Section 17.10 Indemnification by the LLC. To the fullest extent permitted by applicable law, a Covered Person shall be entitled to indemnification from the LLC for any loss, damage or claim (including reasonable legal fees) incurred by such Covered Person by reason of any act or omission performed or omitted by such Covered Person in good faith on behalf of the LLC and in a manner reasonably within the scope of authority conferred on such Covered Person by this Agreement and otherwise, except that no Covered Person shall be entitled to be indemnified in respect of any loss, damage or claim incurred by such Covered Person (a) by reason of gross negligence or willful misconduct with respect to such acts or omissions or (b) in breach of this Agreement; provided, however, that any indemnity under this Section 17.5 hereof shall be provided out of and to the extent of LLC assets only, and no Covered Person shall have any personal liability on account thereof.

     Section 17.11 Indemnification Procedure. Any person asserting a right to indemnification under Section 17.5 hereof shall so notify the Management Committee, in writing pursuant to the notice requirements of Section 21.1 hereof. With respect to those claims governed by Section 17.5 hereof, the Management Committee shall be entitled to control the defense or prosecution of such claim or demand in the name of the indemnified person. The parties hereto shall cooperate in the prosecution or defense against any claims and shall furnish such records, information and testimony and attend such conferences, discovery proceedings, hearings, trials and appeals as may reasonably be requested in connection therewith.

     Section 17.12 Expenses. To the fullest extent permitted by applicable law, expenses (including legal fees) incurred by a Covered Person in defending any claim, demand, action, suit or proceeding shall, from time to time, be advanced by the LLC prior to the final disposition of such claim, demand, action, suit or proceeding upon receipt by the LLC of an undertaking by or on behalf of the Covered Person to repay such amount if it shall be determined that the Covered Person is not entitled to be indemnified as authorized in Section 17.5 hereof.

                                  ARTICLE 18.

                    DISSOLUTION, LIQUIDATION AND TERMINATION

     Section 18.6 No Dissolution on Admission of Substitute Members. The LLC shall not be dissolved by the admission of substituted or additional Members in accordance with the terms of this Agreement.

     Section 18.7 Events Causing Dissolution. The LLC shall be dissolved and its affairs shall be wound up upon the occurrence of any of the following events:

     18.7.1. The unanimous consent of the Members;

     18.7.2. In the event of the resignation, expulsion, Bankruptcy or dissolution of the last remaining Manager, unless, within ninety (90) days after the occurrence of such an event, the remaining Members holding at least 50% of their Interests agree in writing to continue the business of the LLC and appoint one or more Managers;

     18.7.3. The entry of a decree of judicial dissolution under the Act; or

     18.7.4. The expiration of the Term.

     Section 18.8 Notice of Dissolution. Upon the dissolution of the LLC, the Management Committee shall promptly notify the Members of such dissolution.

     Section 18.9 Liquidation. Upon dissolution of the LLC, the Management Committee shall immediately commence to wind up the LLC's affairs; provided, however, that a reasonable time shall be allowed for the orderly liquidation of the assets of the LLC and the satisfaction of liabilities to creditors so as to enable the Members to minimize the normal losses attendant upon a liquidation. The Members shall continue to share Profits and Losses during liquidation in the same proportions, as specified in Article 6 hereof. Each Member shall be furnished with a statement prepared by the Accountant that shall set forth the assets and liabilities of the LLC as of the date of dissolution. The proceeds of liquidation shall be distributed, as realized, in the following order and priority:

     (a) To the creditors of the LLC, including Members who are creditors to the extent permitted by law, in satisfaction of the liabilities of the LLC (whether by payment or the making of reasonable provision for payment thereof).

     (b) All remaining proceeds in liquidation of the LLC shall be allocated and distributed to the Members pursuant to the provisions of Article 6 hereof and, if any assets are distributed in kind the difference between the LLC's cost basis for the distributed LLC Property and the fair market value of such LLC Property on the date distributed (to the extent such difference had not previously been reflected in Profits or Losses) shall be allocated among the Members and shall adjust their Capital Accounts pursuant to Article 4 hereof immediately before such distribution.

     (c) (_)To the Members the remaining proceeds of liquidation in accordance with their respective Interests.

     Section 18.10 Claims of the Members. The Members and assignees shall look solely to LLC Property for the return of their Capital Contributions and if the assets of the LLC remaining after payment of or due provision for all liabilities of the LLC are insufficient to return such Capital Contributions the Members and assignees shall have no recourse against the LLC, the Managers or any other Member.

     Section 18.11 Partition. Each Member waives, until termination of the LLC, any and all rights that he may have to maintain an action for partition of the LLC Property.

                                  ARTICLE 19.

                                POWER OF ATTORNEY

     Section i.1 Each Member hereby irrevocably makes, constitutes and appoints each of the Managers as its true and lawful attorney-in-fact, with power and authority in its name, place and stead, to make, execute, sign, acknowledge and file on behalf of each of them and on behalf of the LLC: (a) such Certificate as may be required or permitted pursuant to the provisions of this Agreement or by the Act or any other applicable law; (b) such amendments to the Certificate as the Management Committee shall deem necessary or desirable or as may be required by the Act or any other applicable law and which are not inconsistent with the terms of this Agreement; (c) all papers which may be deemed necessary or desirable by the Management Committee to reflect a reduction of Capital Contributions or to effect the termination of the LLC after its dissolution as provided in this Agreement; and (d) all such other instruments, documents and certificates which the Management Committee shall deem necessary or desirable to effectuate, implement and continue the valid and subsisting existence of the LLC and its power to carry out its purposes as set forth in this Agreement and which are not inconsistent with the terms of this Agreement.

     Section i.2 The foregoing appointment (a) is irrevocable and shall be deemed to be a power coupled with an interest; (b) shall survive the death, incompetency, dissolution, liquidation and winding up, or Bankruptcy of any Member granting the same and the transfer, by operation of law or otherwise, by any such granting Member; and (c) may be exercised by the Management Committee on behalf of each Member by listing all of the Members executing any instrument with a single signature of any Manager, as attorney-in-fact for all of them.

                                  ARTICLE 20.

                           GOVERNING LAW; ARBITRATION

     Section 20.1 Governing Law. This Agreement is intended to be governed by, interpreted and enforced in accordance with the laws of Delaware, including the Act, without giving effect to conflicts of law principles of the State of Delaware.

     Section 20.2 Arbitration. Any controversy or claim arising out or relating to this Agreement or the validity, interpretation, enforceability or breach thereof, which is not resolved by agreement between the parties, shall be resolved by binding arbitration in accordance with the Rules of the American Arbitration Association at the time in effect, and judgment upon the award rendered in such arbitration may be entered in any court having jurisdiction thereof. The arbitration proceedings shall take place in (i) Los Angeles County, California if the party bringing such arbitration is Caruso or (ii) in New York County, New York if the party bringing such arbitration is Sweet. All expenses (including, without limitation, legal fees and expenses) incurred by the prevailing party in such arbitration in connection with, or in prosecuting or defending, any such claim or controversy shall be paid by the other party.

                                  ARTICLE 21.

                                  MISCELLANEOUS

     Section 21.1 Notices. All notices, requests, demands and other communications given hereunder shall be in writing and shall be deemed to have been duly given: (a) on the date of delivery, if delivered personally or by messenger, (b) on the first business day following the date of timely deposit with Federal Express or other nationally recognized overnight courier service, if sent by such courier specifying next day delivery, (c) upon receipt of confirmation of transmission, if transmitted by facsimile; and (d) on the third business day after mailing, if mailed by registered or certified mail (postage prepaid, return receipt requested); provided, however, that a notice of change of address or facsimile number shall not be deemed to have been given until actually received by the addressee. All such notices, requests, demands and other communications shall be addressed as set forth on Schedule 2.1 or to such other address or facsimile number as either party hereto may designate to the other party hereto by like notice and a copy of all such notices, requests, demands, and other communications, shall be sent to Tenzer Greenblatt, LLP, 405 Lexington Avenue, New York, New York 10174, Attn: Michael S. Mullman, Esq.

     Section 21.2 Failure to Pursue Remedies. The failure of any party to seek redress for violation of, or to insist upon the strict performance of, any provision of this Agreement shall not prevent a subsequent act, which would have originally constituted a violation, from having the effect of an original violation.

     Section 21.3 Cumulative Remedies. The rights and remedies provided by this Agreement are cumulative and the use of any one right or remedy by any party shall not preclude or waive the right to use any or all other remedies. Said rights and remedies are given in addition to any other rights the parties may have by law, statute, ordinance or otherwise.

     Section 21.4 Binding Effect. This Agreement shall be binding upon and inure to the benefit of all of the parties and, to the extent permitted by this Agreement, their successors, legal representatives and assigns.

     Section 21.5 Interpretation. As used in this Agreement, unless the context otherwise requires: words describing the singular number shall include the plural and vice versa; words denoting any gender shall include all genders; words denoting natural persons shall include corporations, partnerships and other entities, and vice versa; and the words "hereof", "herein" and "hereunder", and words of similar import, shall refer to this Agreement as a whole, and not to any particular provision of this Agreement.

     Section 21.6 Headings. The headings and subheadings in this Agreement are included for convenience and identification only and are in no way intended to describe, interpret, define or limit the scope, extent or intent of this Agreement or any provisions hereof.

     Section 21.7 Severability. The invalidity or unenforceability of any particular provision of this Agreement shall not affect the other provisions hereof, and this Agreement shall be construed in all respects as if such invalid or unenforceable provision were omitted.

     Section 21.8 Counterparts. This Agreement may be executed in any number of counterparts with the same effect as if all parties hereto had signed the same document. All counterparts shall be construed together and shall constitute one instrument.

     Section 21.9 Integration. This Agreement constitutes the entire agreement among the parties hereto pertaining to the subject matter hereof and supersedes all prior agreements and understandings pertaining thereto.

     IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

                                                     MICHAEL CARUSO & CO., INC.

                                                     By: /s/ Neil Cole
                                                     ---------------------------
                                                     President


                                                     SWEET SPORTSWEAR, LLC

                                                     By: /s/ Hubert Guez
                                                     ---------------------------
                                                     President


                                                     UNZIPPED APPAREL LLC

                                                     By: /s/ Neil Cole
                                                     ---------------------------
                                                     Manager

     For purposes of guaranteeing the obligations of the Members as set forth in
Section 4.8 of this  Agreement  as well as the  provisions  contained in Section
13.1 and Article 12 hereof, as applicable, the undersigned hereby consent and agree as of the date hereof.


                             AZTECA PRODUCTION INTERNATIONAL, INC., as Guarantor

                             By: /s/ Hubert Guez
                             ---------------------------
                             President



                             CANDIE'S INC., as Guarantor

                             By: /s/ Neil Cole
                             ---------------------------
                             Neil Cole, President

                                                   ACKNOWLEDGMENTS

STATE OF CALIFORNIA   )
                      ss.:
COUNTY OF LOS ANGELES )

     BE IT REMEMBERED, that on this 7th day of October, 1998 before me, the subscriber, personally appeared Neil Cole who, I am satisfied, is the person who signed the within instrument as president of Michael Caruso & Co., Inc., the corporation named therein, and this person thereupon acknowledged that the said instrument made by the corporation, was signed and delivered by this person as president and is the voluntary act and deed of the corporation.


                                                     /s/ M. Lamorie
                                                     ---------------
                                                     Notary Public

STATE OF CALIFORNIA   )
                      ss.:
COUNTY OF LOS ANGELES )

     BE IT REMEMBERED, that on this 7th day of October, 1998 before me, the subscriber, personally appeared Hubert Guez who, I am satisfied, is the person who signed the within instrument as Manager of Sweet Sportswear, LLC, the limited liability company named therein, and this person thereupon acknowledged that the said instrument made by the limited liability company, was signed and delivered by this person as such Manager and is the voluntary act and deed of the limited liability company.


                                                     /s/ M. Lamorie
                                                     ---------------
                                                     Notary Public

STATE OF CALIFORNIA   )
                      ss.:
COUNTY OF LOS ANGELES )

     BE IT REMEMBERED, that on this 7th day of October, 1998 before me, the subscriber, personally appeared Neil Cole who, I am satisfied, is the person who signed the within instrument as Manager of Unzipped Apparel LLC, the limited liability company named therein, and this person thereupon acknowledged that the said instrument made by the limited liability company, was signed and delivered by this person as such Manager and is the voluntary act and deed of the limited liability company.

                                                     /s/ M. Lamorie
                                                     ---------------
                                                     Notary Public


STATE OF CALIFORNIA   )
                      ss.:
COUNTY OF LOS ANGELES )

     BE IT REMEMBERED, that on this 7th day of October, 1998 before me, the subscriber, personally appeared Hubert Guez who, I am satisfied, is the person who signed the within instrument as President of Azteca Production International, Inc., the corporation named therein, and this person thereupon acknowledged that the said instrument made by the corporation, was signed and delivered by this person as such President and is the voluntary act and deed of the corporation.



                                                     /s/ M. Lamorie
                                                     ---------------
                                                     Notary Public



STATE OF CALIFORNIA   )
                      ss.:
COUNTY OF LOS ANGELES )

     BE IT REMEMBERED, that on this 7th day of October, 1998 before me, the subscriber, personally appeared Neil Cole who, I am satisfied, is the person who signed the within instrument as president of Candie's, Inc. the corporation named therein, and this person thereupon acknowledged that the said instrument made by the corporation, was signed and delivered by this person as president and is the voluntary act and deed of the corporation.


                                                     /s/ M. Lamorie
                                                     ---------------
                                                     Notary Public

                                TABLE OF CONTENTS

                                                                                                                 Page



ARTICLE 1.........................................................................................................1

         Section 1.1 Definitions..................................................................................1


ARTICLE 2. OPERATION; NAME; ADDRESS; QUALIFICATIONS TO DO BUSINESS................................................5

         Section 2.1 Operation....................................................................................5

         Section 2.2 Name.........................................................................................6

         Section 2.3 Principal Place of Business..................................................................6

         Section 2.4 Term.........................................................................................6

         Section 2.5 Qualification in Other Jurisdictions.........................................................6

         Section 2.6 Partnership Status...........................................................................6

         Section 2.7 Service of Process...........................................................................7


ARTICLE 3. PURPOSE AND POWERS OF THE LLC..........................................................................7

         Section 3.1 Purpose......................................................................................7

         Section 3.2 Powers of the LLC............................................................................7


ARTICLE 4.........................................................................................................8

         Section 4.1 Initial Capital Contributions to the LLC.....................................................8

         Section 4.2 Use of Proceeds..............................................................................8

         Section 4.3 Interests....................................................................................9

         Section 4.4 Status of Capital Contributions..............................................................9

         Section 4.5 Financing and Additional Capital.............................................................9

         Section 4.6 Capital Accounts............................................................................11

         Section 4.7 Return of Capital Contributions.............................................................12

         Section 4.8 Guarantees of Member Interests..............................................................12


ARTICLE 5........................................................................................................12

         Section 5.1 Representations and Warranties of Caruso....................................................12

         Section 5.2 Representations and Warranties of Sweet.....................................................15



ARTICLE 6........................................................................................................17

         Section 6.1 Allocations of Profits, Losses and Cash Flow................................................17

         Section 6.2 Time of Allocation..........................................................................17

         Section 6.3 Distributions of Cash Flow..................................................................17

         Section 6.4 Limitations on Distributions................................................................18

         Section 6.5 Amounts Withheld............................................................................18

         Section 6.6 Tax Allocations: Section 704(c) of the Code.................................................18


ARTICLE 7........................................................................................................19

         Section 7.1 Designation of Management Committee.........................................................19

         Section 7.2 Authority of the Management Committee.......................................................19

         Section 7.3 Time Commitment of Managers.................................................................21

         Section 7.4 Resignation in Certain Events...............................................................22

         Section 7.5 Initial Managers and Officers of the LLC....................................................22


ARTICLE 8........................................................................................................22


ARTICLE 9........................................................................................................22


ARTICLE 10.......................................................................................................23


ARTICLE 11.......................................................................................................23

         Section  11.1 After-Acquired Interests..................................................................23

         Section  11.2 Issuance of Additional Interests..........................................................24


ARTICLE 12.......................................................................................................24

         Section 12.1 Mandatory Purchase and Sale of Sweet Interest..............................................24

         Section 12.2 Purchase Price of Sweet Interest...........................................................24

         Section 12.3 Closing and Payment........................................................................24

         Section 12.4 Transition Period..........................................................................25


ARTICLE 13.......................................................................................................25

         Section 13.1 Confidentiality............................................................................25

         Section 13.2 Delivery of Confidential Information.......................................................27

         Section 13.3 No Hiring..................................................................................27

         Section 13.4 Other Remedies.............................................................................27


ARTICLE 14.......................................................................................................28


ARTICLE 15. BOOKS AND RECORDS; FISCAL YEAR; ACCOUNTING; BANKING; REPORTS.........................................29

         Section 15.1 Books, Records and Financial Statements....................................................29

         Section 15.2 Fiscal Year................................................................................29

         Section 15.3 Accounting; Accounting Method..............................................................29

         Section 15.4 Management Reports.........................................................................29

         Section 15.5 Financial Statements and Tax Information...................................................30

         Section 16.6 Banking....................................................................................30


ARTICLE 16. TAX MATTERS..........................................................................................30


ARTICLE 17. LIABILITY, EXCULPATION AND INDEMNIFICATION...........................................................31

         Section 17.6 Liability of Members.......................................................................31

         Section 17.7 Liability of Managers......................................................................31

         Section 17.8 Exculpation................................................................................31

         Section 17.9 Fiduciary Duty.............................................................................32

         Section 17.10 Indemnification by the LLC................................................................33

         Section 17.11 Indemnification Procedure.................................................................33

         Section 17.12 Expenses..................................................................................33


ARTICLE 18. DISSOLUTION, LIQUIDATION AND TERMINATION.............................................................34

         Section 18.6 No Dissolution on Admission of Substitute Members..........................................34

         Section 18.7 Events Causing Dissolution.................................................................34

         Section 18.8 Notice of Dissolution......................................................................34

         Section 18.9 Liquidation................................................................................34

         Section 18.10 Claims of the Members.....................................................................35

         Section 18.11 Partition.................................................................................35


ARTICLE 19.......................................................................................................35


ARTICLE 20.......................................................................................................36

         Section 20.1 Governing Law..............................................................................36

         Section 20.2 Arbitration................................................................................36


ARTICLE 21.......................................................................................................37

         Section 21.1 Notices....................................................................................37

         Section 21.2 Failure to Pursue Remedies.................................................................37

         Section 21.3 Cumulative Remedies........................................................................37

         Section 21.4 Binding Effect.............................................................................37

         Section 21.5 Interpretation.............................................................................38

         Section 21.6 Headings...................................................................................38

         Section 21.7 Severability...............................................................................38

         Section 21.8 Counterparts...............................................................................38

         Section 21.9 Integration................................................................................38



                LIMITED LIABILITY COMPANY OPERATING AGREEMENT OF
                              UNZIPPED APPAREL LLC

                                  SCHEDULE 1.2


Member                       Address

Michael Caruso & Co., Inc.   2975 Westchester Avenue, Purchase, New York 10577

Sweet Sportswear, LLC        5804 Slauson Ave. Commerce, California 90040

                                    EXHIBIT A

                          "Candie's" License Agreement

                                    EXHIBIT B

                            "Bongo" License Agreement

                                    EXHIBIT C

                                Supply Agreement

                                    EXHIBIT D

                             Distribution Agreement

                                    EXHIBIT E

                                 Azteca Guaranty

                                    EXHIBIT F

                                Candie's Guaranty

                                    EXHIBIT G

                                  Business Plan






                         [to be completed within 30 days
                    of the date of this Operating Agreement]

                                    EXHIBIT H

                           Operating Responsibilities